SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 7, 2011

RUDDICK CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina (State of Incorporation)	1-6905 (Commission File Number)	56-0905940 (IRS Employer Identification No.)

301 South Tryon Street, Suite 1800

Charlotte, North Carolina 28202

(Address of principal executive offices, including zip code)

(704) 372-5404

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 7, 2011, Ruddick Corporation (“Ruddick”) completed the previously announced sale (the “Sale”) of its ownership interests in its American & Efird business (“A&E”), to two affiliates of KPS Capital Partners, LP (“KPS”) for $180 million in cash consideration, subject to adjustments for working capital and certain liabilities including underfunded pension liability and foreign debt. A&E is a manufacturer and distributor of premium quality industrial sewing thread, embroidery thread and technical textiles.  There are no material relationships among Ruddick and KPS or any of their respective affiliates, other than with respect to the Unit Purchase Agreement and related ancillary agreements entered into for the Sale.

A copy of the press release related to the Sale is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The unaudited pro forma condensed consolidated financial information of Ruddick Corporation (reflecting the Sale) with related notes thereto is attached hereto as Exhibit 99.2.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As of the closing of the Sale on November 7, 2011, Fred A. Jackson, the President of A&E, was no longer an officer or employee of Ruddick or its subsidiaries.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)

Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of Ruddick Corporation as of July 3, 2011 and unaudited pro forma condensed consolidated statements of operations of Ruddick Corporation for the 39 weeks ended July 3, 2011 and for the fiscal years ended October 3, 2010, September 27, 2009 and September 28, 2008 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)

Exhibits.

The following exhibits are furnished herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release disseminated on November 7, 2011 by Ruddick Corporation.

99.2

The unaudited pro forma condensed consolidated balance sheet of Ruddick Corporation as of July 3, 2011 and unaudited pro forma condensed consolidated statements of operations of Ruddick Corporation for the 39 weeks ended July 3, 2011 and for the fiscal years ended October 3, 2010, September 27, 2009 and September 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDDICK CORPORATION
By:	/s/ John B. Woodlief
John B. Woodlief
Vice President – Finance and Chief
Financial Officer

Dated: November 14, 2011

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release disseminated on November 7, 2011 by Ruddick Corporation.

99.2

The unaudited pro forma condensed consolidated balance sheet of Ruddick Corporation as of July 3, 2011 and unaudited pro forma condensed consolidated statements of operations of Ruddick Corporation for the 39 weeks ended July 3, 2011 and for the fiscal years ended October 3, 2010, September 27, 2009 and September 28, 2008.